Exhibit 99.2

         fourth QUARTER FY2015  Investor Update

META MANAGEMENT



J. TYLER HAAHR

Chairman and Chief Executive Officer, Meta Financial Group

Tyler Haahr has been with Meta Financial Group since March 1997. Previously, he was a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona. Tyler received his B.S. degree with honors at the University of South Dakota in Vermillion, SD. He graduated with honors from the Georgetown University Law Center, Washington, D.C.



BRAD HANSON

President, Meta Financial Group and MetaBank

Brad Hanson founded Meta Payment Systems in May 2004. He has more than 20 years of experience in financial services, including numerous banking, card industry and technology-related capacities. During his career Brad has played a significant role in the development of the prepaid card industry. Brad graduated from the University of South Dakota in Vermillion, SD with a degree in Economics.



GLEN HERRICK

Chief Financial Officer, Meta Financial Group and MetaBank

Glen Herrick was appointed EVP & Chief Financial Officer in October 2013, after joining Meta in March 2013. Previously, he served in various finance, treasury, and risk management roles at Wells Fargo, including as CFO of Wells Fargo's student loan division. Glen received his B.S. degree in Engineering Management from the United States Military Academy at West Point, N.Y. and MBA from the University of South Dakota. He also graduated from the Stonier Graduate School of Banking.

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MFG HIGHLIGHTS

Meta Financial Group

Overview

> **Net income**
- $18.1MM in FY15, +15% vs. FY14
- Adjusted $20.4MM*, +30% vs. FY14

> **Earnings profile**
- ROA of 0.78% and ROE of 8.83%
- Adjusted* ROA and ROE of 0.88% and 9.97%
- Revenues related to business development & implementation costs from new agreements & products historically lag 9-12 months

> **Very strong asset quality**
- NPAs markedly lower than peer group at 0.31% of total assets

> **Acquired Refund Advantage tax payments business from Fort Knox Financial Services**

Net Income ($ Millions)



$20.0
$15.0
$10.0
$5.0
$-
$(5.0)
FY09
FY10
FY11
FY12
FY13
FY14
FY15
Net Income

*$(1.9)M Loss on sale of securities, $(1.5)M Merger Expense, $(1.4)M Amortization Expense and $1.3M ins. claim reimbursements and recoveries less applicable taxes

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 MetaBank  Meta Financial Group        Net LOANS*  $706M        MPS Deposits*  $1,424M        STRONG ECONOMY IN LOCAL MARKETS        BUSINESS PARTNERS  > NetSpend> Money Network> Blackhawk> Unirush> INCOMM> Many Others  * As of 09/30/2015   WHO WE ARE  4        Accelerating Growth Product/asset Expansion Compliant      Assets*  $2,530M  > IOWA> SOUTH DAKOTA> SPECIALTY LENDING            WHO WE ARE        MARKET BRANDS  > METABANK> META PAYMENT SYSTEMS> AFS/IBEX> REFUND ADVANTAGE

WHO WE ARE

Meta Financial Group

META FINANCIAL GROUP: (NASDAQ: CASH)

- Big company expertise, small company agility

META PAYMENT SYSTEMS

- A top prepaid card issuer in U.S.
- Robust deposit growth
- New partners being added & existing partners expanding
- New product introductions in 2015 and under development for future years
- Fort Knox/Refund Advantage acquisition completed in September 2015

RETAIL BANK

- Growing community bank in regions with strong economies
- Based in Iowa and South Dakota
- Strong and high quality commercial & ag loan growth
- AFS/IBEX asset acquisition completed in December 2014
  - Platform for nationwide expansion
  - High quality; strong and accelerating loan growth

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     6          Evolution of Meta Financial Group   Community Bank MPS Start-Up Pre-Recession Regulatory Diversification  ($ mil)  2000  2004  2007  2011  2015  Assets   $506  $781  $686  $1,275  $2,530  Mkt Cap   $23  $55  $103  $59  $290  TBV – not rounded  $16.48  $18.98  $18.11  $25.19  $24.60  Net Income  $2.3  $4.0  $1.2  $4.6  $18.1  Events  Expanded to SF  MPS issues first prepaid cards  MPS deposits $243MMetaBank West Central Sale  Consent OrderBegan enhanced compliance & operational multi-year build-out  Consent Order TerminatedAFS/IBEX AcquiredFt. Knox AcquiredMPS partners addedMPS deposits $1.4B  Amounts are at year end, September 30

META PAYMENT SYSTEMS

Meta Financial Group

Overview

> Prepaid card industry leader with payments diversification

> Deposit Growth ~ 25% (qtr avg) over prior year

> Fee income up 16% vs 4Q14

> Adjacent and complementary new product introductions

- Refund Advantage – Tax channel
- FasterMoney
- New credit products

> Strong systems and infrastructure

Highlights

> Growing existing relationships

- NetSpend
- Money Network
- Blackhawk
- Global Cash

> New relationships driving accelerating growth, with a strong pipeline

- InComm
- UniRush
- Store Financial
- Hyperwallet Systems
- Berkley Payment Solutions
- Univision

> 9 of the top 10 program managers under contract through at least December, 2019

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RETAIL BANK

Meta Financial Group®

> REGIONAL COMMUNITY BANK
- 60+ years in business
- 10 locations in IA and SD
- Growing, profitable operations
- Attractive combination of commercial, agricultural, retail and insurance premium finance lending

> NET LOAN GROWTH OF 22% ($105MM) LAST 12 MONTHS

> EXPECT CONTINUED ROBUST LOAN GROWTH IN THE NEXT YEAR

> HIGH CREDIT STANDARDS RESULTING IN CONTINUED LOW NON-PERFORMING ASSETS

LOCATIONS

> SOUTH DAKOTA
- BROOKINGS
- SIOUX FALLS

> IOWA
- DES MOINES
- STORM LAKE


NORTH DAKOTA
MINNESOTA
SOUTH DAKOTA
IOWA
NEBRASKA

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RETAIL BANK – PREMIUM FINANCE

Meta Financial Group

> AFS/IBEX was 7th largest U.S. insurance premium finance company in 2014

> Loans to commercial businesses fund their property, casualty, and liability insurance premiums. Assisted by > 1,300 independent insurance agencies / brokers

- Higher yields than alternative investments, particularly for the term.
- Significant collateralization minimizes credit risk.
- Typically 9-10 month terms ensure rapid portfolio turnover and potential for rate increases in a rising rate environment.
- Agencies / brokers are underwritten to mitigate potential fraud.

> Loans grew $32.4 million, or 44% (52% annualized), from acquisition in December 2014 – September 30, 2015, & expected to accelerate going forward

> Scalable platform will support anticipated robust national growth

> New, seasoned sales executives added in second half of fiscal year 2015

> Premium finance portfolio NPAs were 0.07% at September 30, 2015, consistent with industry averages

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         Industry RECOGNITION  #44 in American Banker Magazine “More double-digit goodness” (June 2015) based on avg. roe over the past 3 years#48 in American Banker Magazine “Top 200 Community Banks and Thrifts” (June 2015) Top 1% based on 3 year ROETop 100 in ABA Banking Journal’s annual Performance Ranking for $1B-$10B banks (2014)Second largest Prepaid card issuer in the U.S. ranked by purchase volume – The Nilson Report (2015)Top 40 of ACH originators in 2014 (nacha 2015)Top 30 of ACH receivers in 2014 (nacha 2015)Added to Russell 2000 Index (RTY) in June 2013Added to NASDAQ’s ABA Community Bank Index (ABQI) in December 2013  Meta Financial Group  10

         Strategic Goals  Grow organically and by acquisition to achieve scaleDiversify business linesStrengthen balance sheet and grow revenueCreate a more strategic asset mixHire and develop the right people in the right rolesscalable operating infrastructureVertically integrate to gain more of the economic value chain  11

GROWTH DRIVERS

Meta Financial Group

> OPTIMIZE SYNERGIES: RETAIL BANK AND MPS

- Strong loan growth in local markets and AFS/IBEX
- Low cost deposits feed increasingly diverse asset mix
- Rising rates expected to increase yields while funding costs remain low
- MBS portfolio yields & related income expected to increase significantly if rates rise

> LEVERAGE MPS LEADERSHIP IN PAYMENTS INDUSTRY

- Increasing market share organically and with new partners
- Entered Tax Payments space via Refund Advantage acquisition
- Emergent leader in "virtual cards" for electronic settlements
- Sponsors ~65% of U.S. "white label" ATMs
- 42 patents with over a dozen pending

> RETAIL BANK ENTRANCE INTO SPECIALTY LENDING

- AFS/IBEX acquisition in December 2014
  - Hired executive sales staff and other experienced producers for AFS/IBEX in 2H15
- Health care financing company partnership, with hospitals providing credit guarantee, will provide another loan portfolio of up to $100M in receivables over the next two years with limited credit risk & solid yields

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OVERSIGHT AND INFRASTRUCTURE

Meta Financial Group

> Early adopter of sophisticated compliance systems

> OCC consent order removed in August 2014

> Federal reserve bank consent order removed in May 2015

> Investments in MPS program design, training and technology

- Implemented enhanced BSA/AML technology
- Enhanced infrastructure supports growth
- Additional focus on business development opportunities

> High competitive barriers to enter prepaid Industry

- Expertise, Capital, Compliance
- Operational infrastructure
- High start-up costs

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INTEREST RATE RISK MANAGEMENT

Meta Financial Group

> POSITIVELY LEVERAGED FOR HIGHER RATE ENVIRONMENT

> OCI VOLATILE RELATIVE TO PEERS

- We believe GAAP understates balance sheet true value, particularly low cost deposits
- Meta mark includes ~50% of assets available for sale (securities) vs. typical "peer" at ~16%

> EXPECT CONTINUED, INCREASING NET INTEREST MARGIN (NIM)

- AFS/IBEX loan yields (wtd avg rate > 7.75%, avg. maturities < 6 mos.) should adjust higher if rates rise
- AFS/IBEX continued strong & accelerating loan growth with the recent addition of experienced sales executives
- Retail Bank continued robust loan growth aids mix of assets
- Recent Mortgage-Backed Securities (MBS) restructuring should provide tailwind to MBS yields and income and lower volatility
- Growing AFS/IBEX loan portfolio allows for more flexibility in the securities portfolio

> REINVESTMENT OPPORTUNITY POTENTIAL FOR INCREASED NIM EXPANSION IN AN UP-RATE ENVIRONMENT

- Securities cash flow and new MPS deposits deployed at higher rates
- MBS portfolio yields & income expected to increase if rates rise

> CONTINUED LOW DEPOSIT COSTS FROM MPS-RELATED NON-INTEREST BEARING DEPOSITS

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         Interest Rate Sensitivity  15  > We believe static interest rate results do not accurately reflect true interest rate sensitivityDue to historically predictable weekly and monthly deposit volatility, IRR results can be significantly skewed based on which day of the week the model is implementedUtilizing quarterly average balances for deposits and borrowings, with cash as the offset, provides a truer picture of the Company’s IRR positionUnderstanding the predictable cyclicality of balance sheet on weekly, monthly, and yearly basis is necessary to interpret interest rate risk resultsMPS related non-interest bearing deposit value will be unlocked if interest rates rise

CAPITAL MANAGEMENT

Meta Financial Group

Overview

> Capital enhancements

- Recent $26 million private placement supporting Fort Knox acquisition (+$25.5M stock issued to Fort Knox Owners)
- 2014-15 ATM net proceeds of $25.4 million to support growth
- $61.0 million in 2012-13 via private placements and ATM offering

> Maintain strong capital ratio goals

- Common Equity Tier 1 capital at least 8%
- Risk-based over 15%

> Prudent capital management, flexibility to source future needs

Capital Ratios

Meta Financial Group, Inc.

	Ratio	Well Capitalized Minimum	Excess to Well Capitalized
Tier 1 (Core) Leverage	9.36%	5.00%	4.36%
Common Equity Tier 1	19.85%	6.50%	13.35%
Tier 1 (Core) Capital	20.54%	8.00%	12.54%
Total Capital	21.12%	10.00%	11.12%
Risk-Weighted Assets ($MM)	$ 1,093		

MetaBank

	Ratio	Well Capitalized Minimum	Excess to Well Capitalized
Tier 1 (Core) Leverage	8.89%	5.00%	3.89%
Common Equity Tier 1	19.52%	6.50%	13.02%
Tier 1 (Core) Capital	19.52%	8.00%	11.52%
Total Capital	20.11%	10.00%	10.11%
Risk-Weighted Assets ($MM)	$ 1,092		

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         Earnings power while growing equity      17

         Income statement ($000’s)  * Includes $11.4M gain on sale of GNMA Securities** Includes $2.4M gain on sale of securities*** Includes $(1.9)M Loss on sale of securities, $(1.5)M Merger Expense, $(1.4)M Amortization Expense and $1.3M ins. claim reimbursements and recoveries less applicable taxes  Meta Financial Group  FY10  FY11  FY12*  FY13**  FY14  FY15***  Net Interest Income After Provision   17,299    34,034    32,685   36,022  45,112  57,755  Total Non Interest Income   97,444    57,491    69,574   55,503  51,738  58,174  Compensation and Benefits   32,529    30,467    31,104   34,106  38,155  46.493  Card Processing Expense   38,242    23,286    17,373    15,584   15,487  16,508  All Other Expense   24,159    29,509   26,986  24,713   24,589  33,504  Net Income Before Taxes   19,813    8,263   26,796   17,122   18,619  19,423  Income Tax Expense   7,420    3,623    9,682    3,704   2,906  1,368  Net Income   12,393    4,640    17,114    13,418   15,713  18,055  18

         Total revenue    $ millions  19  * Includes $11.4M gain on sale of GNMA Securities** Includes $2.4M gain on sale of securities*** Includes $(1.9)M Loss on sale of securities and $1.3M ins. claim reimbursements

         Balance sheet ($000’s)     4Q10  4Q11  4Q12  4Q13  4Q14  4Q15  Cash And Cash Equivalents  94,248  132,149  106,067  73,733  100,159  80,485  Investments and MBS   511,011  615,320  998,826  1,176,811  1,320,364  1,534,243  Loans Receivable Net  369,563  314,484  329,689  364,100  484,690  683,976  Other Assets  64,037  64,825  61,412  98,760  96,555  148,131   Assets  1,038,859  1,126,778  1,495,994  1,713,404  2,001,768  2,446,835                Total Deposits  855,383  969,978  1,274,867  1,405,294  1,541,539  1,820,156  Other Liabilities  112,761  77,721  112,355  172,295  289,717  400,391  Shareholders' Equity  70,715  79,079  108,772  135,815  170,512  226,288   Liabilities and Equity  1,038,859  1,126,778  1,495,994  1,713,404  2,001,768  2,446,835  (Fiscal Quarter Average)  20

         Total assets*      19.0% CAGR  $ millions  21  *Fiscal Quarter Average

         Total Investments*      $ millions  22  *Fiscal Quarter Average

         Total Gross loans*      $ millions  23  *Fiscal Quarter Average

         Loan Portfolio Composition*      24  * At September 30, 2015

         Earning asset mix & Yield  25

         Non-performing assets      $ millions of non-performing assets  % of total assets  26

         Deposits and cost of funds  deposits - $ mill*  Cost of Funds      27  *Quarter Average

META VALUE PROPOSITION

Meta Financial Group

> A leading issuer of prepaid debit cards

- Springboard into other products and services.
- Significant growth; current partners expanding & new partners added.

> Strong capital position

- Earnings and historical access to capital markets to fund our growth objectives.

> Stable, low-cost funding advantage

> Potential for upward trend in earnings

- Higher/Normalized interest rates.
- Asset diversification with higher yields.
- ~90% of deposits are low cost & will remain so in rising rates.
- Loan & security yields well positioned to increase with rising rates.

> Steady dividend policy

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Forward Looking Statements  Meta Financial Group, Inc.®, (“the Company”) and its wholly-owned subsidiary, MetaBank® (the “Bank” or “MetaBank”), may from time to time make written or oral “forward-looking statements,” including statements contained in this investor update, the Company’s filings with the Securities and Exchange Commission (“SEC”), the Company’s reports to stockholders and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future,” or the negative of those terms, or other words of similar meaning. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such statements address, among others, the following subjects: statements about the terms, timing, completion, and effects of the Company’s proposed private placement transaction with BEP IV LLC and BEP Investors LLC; the potential benefits of the acquisition of Fort Knox Financial Services Corporation and its wholly-owned subsidiary, Tax Product Services LLC (collectively, “Fort Knox”); important components of the Company's balance sheet and statements of financial condition and operations; growth and expansion; new products and services, such as those offered by MetaBank or Meta Payment Systems® (“MPS”), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company's employees. The following factors, among others, could cause the Company's financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the businesses of the Bank and Fort Knox may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the risk that sales of Fort Knox products by the Bank may not be as high as anticipated; the expected growth opportunities or cost savings from the acquisition may not be fully realized or may take longer to realize than expected; customer losses and business disruption following the acquisition, including adverse effects on relationships with former or current employees of Fort Knox, may be greater than expected; regulatory reception to the Fort Knox business may not be as anticipated and the Company may incur unanticipated or unknown losses or liabilities on a post-acquisition basis, including risks similar to those expressed above, especially given the Company’s entry into a new line of business; the risk that the Company may incur unanticipated or unknown losses or liabilities as a result of the completion of the transaction with Fort Knox; the strength of the United States' economy, in general, and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of, and acceptance of new products and services, offered by the Company, as well as risks (including reputational and litigation) attendant thereto, and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators; the impact of changes in financial services laws and regulations, including, but not limited to, laws and regulations relating to the tax refund industry, our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve, as well as the FDIC, which insures the Bank’s deposit accounts up to applicable limits; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk, in general, including, but not limited to, those risks involving the MPS division; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our deposit base, a substantial portion of which has been characterized as “brokered”; changes in consumer spending and saving habits; the success of the Company at managing and collecting assets of borrowers in default; and the Company not being able to complete the proposed private placement transaction with BEP IV LLC and BEP Investors LLC on the terms described above, other acceptable terms, or at all because of a number of factors, including the failure to satisfy closing conditions in the purchase agreement.The foregoing list of factors is not exclusive.  Additional discussions of factors affecting the Company’s business and prospects are reflected under the headings “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, and Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2014, March 31, 2015, and June 30, 2015, and other filings made with the SEC.  The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made, from time to time, by or on behalf of the Company or its subsidiaries.  29

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